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                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Propectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 23, 1995 for PaineWebber Growth Fund in this Registration Statement (Form N-1A No. 2-94983) of PaineWebber Olympus Fund.

                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP

New York, New York
March 26, 1996